    As filed with the Securities and Exchange Commission on February 4, 1994
                                                       Registration No. 33-_____
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C.  20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                        TURNER BROADCASTING SYSTEM, INC.
             (Exact name of registrant as specified in its charter)

         Georgia                                         58-0950695
  --------------------------                ------------------------------------
 (State or other jurisdiction               (I.R.S. Employer Identification No.)
 of incorporation or organization)

          One CNN Center
          Atlanta, Georgia                                           30303
- ----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)

              New Line Cinema Corporation 1986 Stock Option Plan
              New Line Cinema Corporation 1990 Stock Option Plan
              New Line Cinema Corporation 1991 Stock Option Plan
       New Line Cinema Corporation Nonqualified Stock Option Agreements
       ----------------------------------------------------------------
                           (Full title of the plan)

        Steven W. Korn, Esq., One CNN Center, Atlanta, Georgia  30303
                                (404) 827-1561
- --------------------------------------------------------------------------------
          (Name, address and telephone number, including area code,
                            of agent for service)

                                   Copies to:
                            Thomas C. Janson, Jr.
                    Skadden, Arps, Slate, Meagher, & Flom
                      300 South Grand Avenue, Suite 3400
                        Los Angeles, California  90071
                                (213) 687-5000

                        CALCULATION OF REGISTRATION FEE
================================================================================

 Title of Securities     Amount to be            Proposed Maximum         Proposed Maximum      Amount of
 to be Registered        Registered              Offering Price Per       Aggregate Offering    Registration Fee (1)
                                                 Share (1)                Price (1)
 Class B Common Stock,
 par value $0.0625 per   89,621
 share                   shares                  $ 25.6875                $ 2,302,139          $ 794

================================================================================
(1) Estimated pursuant to Rules 457 (c) and (h) under the Securities Act of 1933, as amended, solely for the purpose of calculating the registration fee.

(2) Plus such additional number of shares as may be issuable pursuant to the antidilution provisions of the above referenced plans.

In accordance with Rule 429 under the Securities Act of 1933, as amended, the Prospectuses to be used in connection with the securities covered by this Registration Statement also constitute the prospectuses with respect to a total of 3,179,035 shares of Class B Common Stock issued upon exercise of options under the plans and agreements to which the Prospectuses relate and previously registered under the Registrant's Registration Statement on Form S-4 (No. 33-51739).

                             REGISTRATION STATEMENT
                                       ON
                                    FORM S-8

                    PART II.  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         Incorporated by reference in this Registration Statement are the following documents filed with the Securities and Exchange Commission (the "Commission"):

                 (a) Annual Report of Turner Broadcasting System, Inc. ("TBS") on Form 10-K for the fiscal year ended December 31, 1992;

                 (b) TBS's Quarterly Reports on Form 10-Q for the periods ended March 31, 1993, June 30, 1993 and September 30, 1993;

                 (c) TBS's Current Reports on Form 8-K, dated June 16, 1993, August 17, 1993, October 22, 1993, December 28, 1993, January
         24, 1994 (as amended by TBS's Form 8-K/A dated February 3, 1994), and February 2, 1994;

                 (d) TBS's Proxy Statement, dated May 5, 1993 for its 1993 Annual Meeting of Stockholders; and

                 (e) TBS's description of its Class B common stock, par value $0.0625 per share ("TBS Class B Common Stock"), contained in the section entitled "Description of the TBS Capital Stock" in TBS's Registration Statement on Form S-4, No. 33-51739, as filed with the Commission on December 29, 1993.

         All documents subsequently filed by TBS pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         The legality of the shares of TBS Class B Common Stock being offered hereby will be passed upon by Steven W. Korn, Vice President, General Counsel and Secretary of TBS.

         The consolidated financial statements of TBS incorporated in this Registration Statement by reference to the Annual Report on Form 10-K of TBS for the year ended December 31, 1992 have been audited by Price Waterhouse, independent accountants, as set forth in their report thereon included therein and incorporated herein by reference. Such financial statements have been so incorporated in reliance on the report of Price Waterhouse, independent accountants, given on the authority of said firm as experts in auditing and accounting.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         TBS's Bylaws provide for indemnification of directors and officers of TBS against expenses (including attorneys' fees), judgments, fines, settlements and other amounts actually incurred in connection with any proceeding arising by reason of the fact that such person is or was an officer or director of TBS.

         TBS's Bylaws provide for indemnification of directors and officers of TBS in connection with or resulting from any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, in which he or she may become involved by reason of his or her being or having been a director or officer, or by reason of any action taken or not taken in his or her capacity as such director or officer as a member of any committee appointed by the Board of Directors of TBS to act for, in the interest of, or on behalf of TBS, provided such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of TBS and, in addition, with respect to any criminal action or proceeding, did not have reasonable cause to believe that his or her conduct was unlawful.

         Indemnification is mandatory in the case of a director or officer who is wholly successful on the merits or otherwise with respect to any claim, action, suit or proceeding of the character described above. In other cases, the determination whether to indemnify a director or officer is made by a majority of disinterested directors, a majority of disinterested shareholders, or independent legal counsel selected by any Judge of the United States District Court for the Northern District of Georgia, Atlanta Division, at the request of either TBS or the person seeking indemnification.

         TBS's Articles of Incorporation provide that a director of TBS will not be personally liable to TBS or its shareholders for monetary damages for breach of duty of care or other duty as a director, except for liability (i) for any appropriation, in violation of the director's duties, of any business opportunity of TBS, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) for making a distribution in violation of Section 14-2-831 of the Georgia Business Corporation Code or (iv) for any transaction from which the director derived an improper personal benefit.

         TBS has insurance to indemnify its directors and officers, subject to the limits contained in those policies, from those liabilities in respect of which such indemnification insurance is permitted under the laws of the state of Georgia.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

   Exhibit No.     Description
   -----------     -----------
       4.1         Restated Articles of Incorporation of TBS, as amended (the "Articles") (filed as
                   Exhibit 4.9 to Amendment No. 2 to TBS's Registration Statement on Form S-2
                   (Registration No. 33-686), filed with the Commission on March 18, 1986, and incorporated herein by reference).

       4.2         Substitute Statement of Resolution Establishing and Designating the Series A
                   Cumulative Preferred Stock (filed as Exhibit 4.11 to TBS's Form 10-K for the fiscal year ended December 31, 1985, and incorporated herein by reference).

       4.3         Articles of Amendment, dated June 3, 1987, to Articles (filed as Exhibit 4 to TBS's
                   Form 8-K dated June 3, 1987, and incorporated herein by reference).

       4.4         Articles of Amendment, dated August 15, 1987, to Articles (filed as Exhibit 2(a) to
                   Amendment No. 1 on Form 8 dated August 20, 1987 to TBS's Registration Statement on
                   Form 8-A filed with the Commission on August 13, 1987, and incorporated herein by reference).

       4.5         Articles of Amendment, dated July 15, 1988, to Articles (filed as Exhibit 3.1 to
                   TBS's Form 10-Q for the fiscal quarter ended June 30, 1988, and incorporated herein by reference).

       4.6         Articles of Amendment, dated July 23, 1990 (filed as Exhibit 3 to TBS's Form 10-Q for the fiscal quarter ended June 30, 1990, and incorporated herein by reference).

       4.7         Articles of Amendment, dated June 5, 1992, to Articles (filed as Exhibit 3.1.7 to
                   TBS's Form 10-K for the fiscal year ended December 31, 1992, and incorporated herein by reference).

       4.8         TBS's By-Laws, as amended on and through November 13, 1990 (filed as Exhibit 3.2 to
                   TBS's Form 10-K for the fiscal year ended December 31, 1991 and incorporated herein by reference).

       5.1         Opinion of Steven W. Korn, Esq.

      23.1         Consent of Price Waterhouse.

      23.2         Consent of Steven W. Korn, Esq. (included in Exhibit 5.1).

      24.1         Power of Attorney (included on page 8 of this Registration Statement).

ITEM 9.  UNDERTAKINGS.

         (a)     The undersigned registrant hereby undertakes:

                          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                                  (i)      To include any prospectus required
                          by Section 10(a) (3) of the Securities Act of 1933;

                                  (ii)     To reflect in the prospectus any
                          facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                                  (iii)    To include any material information
                          with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

                          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on this 4th day of February, 1994.

                                       TURNER BROADCASTING SYSTEM, INC.



                                       By  /s/ R.E. TURNER
                                          ------------------------------
                                           R.E. Turner
                                           Chairman of the Board of Directors
                                           and President

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby authorizes Wayne H. Pace and Steven W. Korn , and each of them acting individually, with full power of substitution, to file one or more amendments, including post-effective amendments, to this registration statement, which amendments may make such changes as Wayne H. Pace or Steven W. Korn deems appropriate, and each person whose signature appears below, individually and in each capacity stated below, hereby appoints Wayne H. Pace and Steven W. Korn, and each of them acting individually, with full power of substitution, as Attorney-in-Fact to execute his name and on his behalf to file any such amendments to this registration statement.

                     Signature                                   Title                            Date
                     ---------                                   -----                            ----
      /s/ R.E. TURNER                               Chairman of the Board of          February 4,  1994
 ------------------------------------------         Directors and President (Chief
      R.E. Turner                                   Executive Officer)

      /s/ WAYNE H. PACE                             Vice President-Finance (Chief     February 4, 1994
 ------------------------------------------         Financial Officer)
      Wayne H. Pace

      /s/ WILLIAM S. GHEGAN                         Vice President and                February 4, 1994
 ------------------------------------------         Controller (Chief
      William S. Ghegan                             Accounting Officer)

      /s/ HENRY L. AARON                            Director                          February 4, 1994
 ------------------------------------------
      Henry L. Aaron

      /s/ WILLIAM C. BARTHOLOMAY                    Director                          February 4, 1994
 ------------------------------------
      William C. Bartholomay


      /s/ W. THOMAS JOHNSON                         Director                          February 4, 1994
 ------------------------------------
      W. Thomas Johnson

                                                    Director
 ------------------------------------
      Rubye M. Lucas


      /s/ TERENCE F. MCGUIRK                        Director                          February 4, 1994
 ------------------------------------
      Terence F. McGuirk


      /s/ BRIAN L. ROBERTS                          Director                          February 4, 1994
 ------------------------------------
      Brian L. Roberts

      /s/ SCOTT M. SASSA                            Director                          February 4, 1994
 ------------------------------------
      Scott M. Sassa


      /s/ JOSEPH J. COLLINS                         Director                          February 4, 1994
 ------------------------------------
     Joseph J. Collins

      /s/ MICHAEL J. FUCHS                          Director                          February 4, 1994
 ------------------------------------
     Michael J. Fuchs


      /s/ GERALD M. LEVIN                           Director                          February 4, 1994
 ------------------------------------
      Gerald M. Levin


      /s/ BOB MAGNESS                               Director                          February 4, 1994
 ------------------------------------
      Bob Magness

                                                    Director
 ------------------------------------
      John C. Malone


      /s/ TIMOTHY P. NEHER                          Director                          February 4, 1994
 ------------------------------------
      Timothy P. Neher

                                                    Director
 ------------------------------------
      Fred A. Vierra

                                LIST OF EXHIBITS


                          Exhibit

                            No.                  Description
                          -------                -----------
                          4.1                    Restated Articles of Incorporation of TBS, as amended (the "Articles")
                                                 (filed as Exhibit 4.9 to Amendment No. 2 to TBS's Registration Statement
                                                 on Form S-2 (Registration No. 33-686), filed with the Commission on
                                                 March 18, 1986, and incorporated herein by reference).

                          4.2                    Substitute Statement of Resolution Establishing and Designating the
                                                 Series A Cumulative Preferred Stock (filed as Exhibit 4.11 to TBS's Form
                                                 10-K for the fiscal year ended December 31, 1985, and incorporated herein by reference).

                          4.3                    Articles of Amendment, dated June 3, 1987, to Articles (filed as Exhibit
                                                 4 to TBS's Form 8-K dated June 3, 1987, and incorporated herein by reference).

                          4.4                    Articles of Amendment, dated August 15, 1987, to Articles (filed as
                                                 Exhibit 2(a) to Amendment No. 1 on Form 8 dated August 20, 1987 to TBS's
                                                 Registration Statement on Form 8-A filed with the Commission on
                                                 August 13, 1987, and incorporated herein by reference).

                          4.5                    Articles of Amendment, dated July 15, 1988, to Articles (filed as Exhibit
                                                 3.1 to TBS's Form 10-Q for the fiscal quarter ended June 30, 1988, and incorporated herein by reference).

                          4.6                    Articles of Amendment, dated July 23, 1990 (filed as Exhibit 3 to TBS's
                                                 Form 10-Q for the fiscal quarter ended June 30, 1990, and incorporated herein by reference).

                          4.7                    Articles of Amendment, dated June 5, 1992, to Articles (filed as Exhibit
                                                 3.1.7 to TBS's Form 10-K for the fiscal year ended December 31, 1992, and incorporated herein by reference).

                          4.8                    TBS's By-Laws, as amended on and through November 13, 1990 (filed as
                                                 Exhibit 3.2 to TBS's Form 10-K for the fiscal year ended December 31,
                                                 1991, and incorporated herein by reference).

                          5.1                    Opinion of Steven W. Korn, Esq.

                         23.1                    Consent of Price Waterhouse.

                         23.2                    Consent of Steven W. Korn, Esq. (included in Exhibit 5.1).

                         24.1                    Power of Attorney (included on page 8 of this Registration Statement).